PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Supplement, dated September 8, 2015,
to Prospectuses dated April 27, 2015 and April 30, 2015

This supplement should be read in conjunction with your Annuity prospectus and should be retained for future reference.  This supplement is intended to update certain information in your current Annuity prospectus. This supplement replaces and supersedes the supplement dated August 28, 2015.  If you would like another copy of the current prospectus, please visit www.PrudentialAnnuities.com or call us at 1-888-PRU-2888.

From August 24, 2015 to August 28, 2015, Unit Prices for certain Sub-accounts that invest in Portfolios of Trusts managed by our affiliates may have reflected pricing as of a prior date and/or may not have been accurately reported due to issues with an external provider of Portfolio information. We have been advised that the external provider commenced timely and accurate processing on Monday, August 31, 2015. Current Portfolio pricing information from August 24, 2015 to August 28, 2015 has been received and account values and transactions will be updated, as needed.  Please note that there is no action required of you in connection with your contract.

GENPRODSUP4